                                                                    EXHIBIT 99.2
                               LICENSE AGREEMENT
                                      AND
                     PRODUCTION EQUIPMENT SALES AGREEMENT

This Agreement is made this 31st day of July 1997, by and between AFC California, Inc., a California company hereinafter referred to as ("Licensee or Purchaser") and Amour Fiber Core Inc., a Washington corporation, hereinafter referred to as ("Licensor or Seller").

WHEREAS: AFC California, Inc., desires to enter into a Production Equipment purchase and sublicensing agreement wherein they will acquire fiberglass production equipment, operational training and licensing rights; and

WHEREAS: Amour Fiber Core Inc. desires to enter into an agreement to sell fiberglass production equipment, operational training and sublicense rights to manufacture fiberglass products.

NOW THEREFORE all parties agree:

1. Definitions and References. The following definitions and references shall apply:

    "Confidential Information" shall mean the information, defined as confidential under the terms of the "AFC CORPORATE NON-DISCLOSURE AGREEMENT," provided in Exhibit "E" and incorporated herein by reference.

    "Developments" shall mean each and every invention, development or modification of any product or process made by, for, from, or under the master license held by the Licensor/Seller.

    "Documentation" shall mean all information relating to the Intellectual Property Rights, including but not limited to the Patents, Trademarks, trade secrets, copyrights, and confidential information.

    "Dollars and $" shall mean in all cases, unless otherwise stated, US
Dollars.

    "Non-exclusive Territory" shall mean all countries of the world except Australia and New Zealand.

    "Adjusted Gross Receipts" shall mean the price received by the Licensee for the sale of the Product, with deduction for any sales commissions and expenses paid by the Licensee as defined in Exhibit F attached hereto and incorporated herein by reference.

    "Initial License Fee" shall mean the license fee paid for the license to manufacture and sell the licensed Products and Products derived therefrom for the term of the Agreement without execution of any Option.

     "Intellectual Property" shall mean the Technical Information, the Confidential Information, and the Developments.

     "Intellectual Property Rights" shall mean all intellectual property rights including but without limitation: (i) patents, copyright, rights in designs, trademarks and the right to have Confidential Information kept confidential;
(ii) any application or right to apply for registration of any of the rights; and (iii) rights in relation to the Intellectual Property.

     "Know-How" means all knowledge and capabilities relating to the Product in possession or control of Licensor/Seller or the Licensee/Purchaser or the techniques which have been or are developed by Licensor/Seller which are used in manufacturing the Product, or which are within the scope of the master license, or the Patent from which the master license has been issued.

     "New Intellectual Property" means the Developments.

     "Option" shall mean the right to negotiate an extension of the license Agreement for an additional term.

     "Production Equipment" shall mean the equipment listed and described in Exhibit "A" hereto and incorporated herein by reference.

     "Product or Products" shall mean any product or products manufactured or marketed by Licensor/Seller or its representative or agent, or licensees, including products incorporating New Intellectual Property.

     "References" A reference to: a person shall include a corporation; a person shall include the legal personal representatives, successors and assigns of that person; this or any other document shall include the document as varied or replaced and notwithstanding any change to the identity of the parties; and writing shall include any mode of representing or reproducing words intangible and permanently visible form and shall include telex and facsimile transmission.

     "Site" means the location chosen by the Licensee/Purchaser for the manufacturing plant to produce the Product, such location meeting the general requirements recommended by Licensor/Seller as described in Exhibit "B" which is incorporated herein by reference.

     "Site Equipment" shall mean all equipment listed and described in Exhibit "B" and incorporated herein by reference.

     "Term" shall mean that period of time defined for enjoyment of the license rights granted under this Agreement.

     "Termination Date" shall mean the date that the license rights granted under this agreement to the Licensee/Purchaser is ended.

     "Words" importing the singular shall include the plural and vice-versa; and any gender shall include all other genders.

     "Works" shall mean the preparation work and activities to be completed on Site by the Licensee/Purchaser in accordance with this agreement and which is presented in detail in Exhibit "B" of this agreement and incorporated herein by reference.

2.  License to Manufacture and Sell

2.1 Licensor/Seller hereby grants to the Licensee/Purchaser upon payment of the Initial License Fee an exclusive license to manufacture and sell the Product for sale within the Territory for the Term in accordance with the provisions of this Agreement. This license is granted under a Master License which is held by the Licensor/Seller.

2.2   The Licensee/Purchasers shall pay Licensor/Seller:

      2.2.1 Upon the execution of this Agreement two hundred and fifty thousand American dollars US $250,000.00 (the Initial License Fee); and

      2.2.2 A royalty in the amount of five percent (5%) of the Adjusted Gross Receipts of all products sold by the Licensee/Purchaser, payable in US Dollars within 20 business days after the end of each calendar month in the manner directed by Licensor/Seller from time to time. Sold for the purpose of royalty payments shall mean receipt of cash or cash equivalent from buyer, and shall be subject to adjustments, offsets consistent with collections and buyers associated adjustments and offsets.

3.  Production Equipment Purchase, Operational Training and Technical Assistance

3.1 Licensor/Seller hereby represents that with regard to production the Production Equipment if operated in accordance with the plant plans and procedures provided Licensor/Seller and in conjunction with the Site Equipment shall operate at the operational capacity described in at Exhibit "A". Licensor/Seller has not and will not grant nor give any expressed or implied warranty as to the actual or potential production rates or production time, which will or could be obtained from the Production Equipment.

3.2 Licensor/Seller will provide on-site training in the operation and maintenance of the Production Equipment and application of the Licensed "Process" and will provide technical assistance in support of the production operations of Licensee/Purchaser. Licensor/Seller hereby has not and will not grant nor give any expressed or implied warranty as to the actual or potential benefits of such training or technical support to production rates or production time which will or could be obtained from the Production Equipment nor from the success of any activity which flows from such training or advice.

3.3 Licensor/Seller shall sell and the Licensee/Purchaser shall purchase the Production Equipment for the sums negotiated by the parties and documented in individual purchase orders. Title to the Production Equipment produced by the Licensor/Seller shall pass to the Licensee/Purchaser upon payment of the monies specified in purchase orders between the parties. The price of such equipment shall be FOB Sutlan, WA, USA. The Licensee/Purchaser reserves the right to acquire equipment from other sources.

3.4 A Licensee/Purchaser will acquire by direct purchase from source various Production Equipment items and components necessary to construct the Manufacturing Plant. Licensee/Purchaser will advise Licensee/Seller of all Production Equipment purchases, which are not provided by Licensor/Seller. Licensee/Purchaser will accept all liability as to condition of third party acquired equipment and its actual negative impact on the production capacity, capabilities, and success of the operation of the manufacturing plant.

3.5 The Production Equipment produced by Licensor/Seller shall be delivered to the Licensee/Purchaser by incremental releases according to instructions and at the cost and direction of the Licensee/Purchaser.

3.6 The Licensee/Purchaser shall ensure that the appropriate Site Equipment is available; and the Works are completed at the Site prior to or consistent with the anticipated date of delivery of the Production Equipment.

3.7 Licensor/Seller shall advise Licensee/Purchaser on the construction and assembly of the Production Equipment and shall provide on-site operational training to employees of the Licensee/Purchaser according to a mutually agreeable schedule.

3.8 Licensor/Seller shall provide Licensee/Purchaser with such continuing technical assistance as the Licensee/Purchaser shall reasonably require. Licensee/Purchaser shall pay the invoiced costs for such service. At Licensee/Purchaser's request Licensor/Seller will provide bids on specific technical assistance requested.

3.9 Licensor/Seller grants Licensee/Purchaser or its affiliates the rights to enter into additional License Agreements for Production within the USA on the same terms and conditions as this agreement.

4.   Obligations of Licensee/Purchaser

4.1  The Licensee/Purchaser shall:

     4.1.1 Use its best endeavors to develop and maintain a demand for, promote and maximize the sales of the Product within the Territory;

     4.1.2 Ensure that all of its sales and marketing personnel are adequately trained as to Products features;

     4.1.3 Obtain, promote and maintain the goodwill with its customers and the public;

     4.1.4 Consult with Licensor/Seller from time to time regarding market developments and promotion of the Product;

     4.1.5  Preserve the Intellectual Property Rights of Licensor/Seller;

     4.1.6 Annually provide to the Licensor/Seller an independently audited statements as to the total gross sales, and the average gross sales price of each product, the number of each product sold;

     4.1.7 Maintain at all times sufficient stocks of promotional material to ensure that prospective customers can be adequately informed as to the Products; and

     4.1.8  Use its best endeavors to achieve the maximum annual production.

5.   Representations by the Licensee/Purchaser

5.1 The Licensee/Purchaser represents and warrants that it shall not, without the specific consent in writing of Licensor/Seller:

     5.1.1 Use, as any part of its corporate or business name or logo in trade, any word or symbol of Licensor/Seller or confusingly similar to any word or symbol of Licensor/Seller other than AFC California, Inc. which use is expressly authorized by this Agreement; and

     5.1.2 Remove, deface or alter any trademark, service mark, or trade name of Licensor/Seller in relation to the Products;

5.2 The Licensee/Purchaser represents and warrants that it shall not, without the specific consent in writing of Licensor/Seller:

     5.2.1 Market or sell any Products, or services manufactured under this agreement, outside of the territory defined in this Agreement;

     5.2.2  Represent to any person that it has authority to bind
Licensor/Seller; or

     5.2.3  Enter into any license or sublicenses.

6.0  Production Equipment Upgrades

6.1 Licensee/Purchaser is authorized to purchase replacement, upgrade and expansion equipment from any source.

6.2 The Licensor/Seller agrees to, and will, offer the Licensee/Purchaser the option of purchasing molds for new products developed by the Licensor/Seller and the Licensee/Purchaser agrees to, and will, offer the Licensor/Seller the option of purchasing molds for new products developed by the Licensee/Purchaser.

6.3 The parties will share results of any product or process test and whenever feasible will cooperate in testing projects.

7.0  Protection of Territories

7.1 All parties will cooperate in the protection of the marketing and sales territories established by this agreement and all territories which the Licensor/Seller may in the future grant to various parties as either exclusive or non-exclusive.

7.2 The parties agree to develop a policy and procedure to: direct interested and potential customers to the Licensed product supplier for the specific marketing and sales territory; and as appropriate to establish a compensation schedule for such referrals.

7.3 The parties agree to develop a policy and procedure to: monitor sales; cooperate in the detection; and enforcement of territory sales rights.

8.   Confidentiality

8.1 The Licensee/Purchaser agrees to keep confidential the Confidential Information and to use it only as specifically authorized by this Agreement.

8.2 The Licensee/Purchaser may disclose Confidential Information only to those of its employees with a need to know and must not disclose or authorize anyone to disclose Confidential Information to any third party.

8.3 The Licensee/Purchaser must ensure that all employees and any other parties to whom the Licensee/Purchaser discloses Confidential Information sign the "AFC CORPORATE NON-DISCLOSURE AGREEMENT" and are aware of and comply with the provisions of this Section 8.

8.4 The obligations of the Licensee/Purchaser to Licensor/Seller pursuant to this Clause shall remain in force for a period of five (5) years following the end of the Term.

9.   New Intellectual Property

9.1 Licensor/Seller and Licensee/Purchaser shall promptly, effectively and fully disclose to each other, in writing, full details of all New Intellectual Property.

9.2 For and in consideration of the benefits conferred upon the Licensee/Purchaser hereunder including the benefit of the Option granted to the Licensee/Purchaser pursuant to Agreement, the Licensee/Purchaser agrees and acknowledges that by virtue of this

Section all New Intellectual Property developed by Licensor/Seller is the property of Licensor/Seller and Licensee/Purchaser hereby assigns all worldwide rights to Licensor/Seller.

9.3 Licensee/Purchaser must, at the request and expense of Licensor/Seller, and without compensation from Licensor/Seller sign all such documents and do all such things as shall be necessary to vest, confirm, perfect and record ownership by Licensor/Seller throughout the world of all right title and interest in and to any New Intellectual Property developed by Licensor/Seller and to enable Licensor/Seller to acquire and preserve such rights and to have full enjoyment thereof .

10.   Term and Termination

10.1 This Agreement commences on the date indicated and terminates ten (10) years for the date indicated, subject to earlier termination due to the occurrence of a Terminating Event.

10.2 The License/Purchaser is hereby granted an Option to extend the License rights hereunder for an additional period of ten (10) years upon the same terms and conditions as this Agreement and upon payment of a further License fee of US$250,000.00.

10.3 Either party may terminate this agreement if the other party commits any breach of this Agreement and fails to remedy that breach within forty-five days after receiving written notice of the breach.

10.4 Either party shall immediately notify the other party if it enters into voluntary or involuntary liquidation, files for protection under the Bankruptcy code, ceases to be able to make payment to its creditor, makes or causes to be made an assignment of its assets or business whether in whole or in part for the benefit of its creditors if a receiver or receiver and manager or trustee is appointed to take over, administer or conduct all or a substantial part of its business or if any resolution is passed or proceedings commenced for the winding up of the other party.

10.5 Upon termination of this Agreement, the Licensee/Purchaser must immediately:

      10.5.1   Stop using all marks and names associated with Licensor/Seller;

      10.5.2 Return to Licensor/Seller all Intellectual Property in a material form; and

      10.5.3 Cease to represent that it is acting as the agent of Licensor/Seller.

10.6 Neither party shall be liable to the other for any loss of profits or earnings or compensations from, whether directly or indirectly, the termination.

11.   Resolution of Disputes

11.1 Other than the right to proceed with a injunctive relief or interlocutory relief, the parties agree to proceed with a private dispute resolution procedure prior to utilization of the judicial remedies.

11.2 A party claiming that a dispute has arisen must notify the opposing party in writing of the disputed issues giving details of the dispute. During a period of twenty (20) days after a notice is given, all parties shall use their best endeavors to resolve the dispute.

12.    Payments and Tax

12.1 Both in the U.S. and in foreign sales transactions the Licensee/Purchaser shall act in accordance with the directions of the regulatory taxing agencies and shall deduct and remit such monies as shall be required.

12.2 Licensor/Seller hereby acknowledges that the Licensee/Purchaser shall have discharged its payment obligations if it remits any monies otherwise payable pursuant to this Agreement less such amounts paid or payable pursuant to Paragraph 12.1 together with payment details.

12.3 The Licensor/Seller shall act in accordance with the directions of the US Federal, Washington State Taxation Office and the appropriate export licensing agencies and shall consequently deduct and remit to same such monies as shall be required.

12.4 Licensee/Purchaser hereby acknowledges that the Licensor/Seller shall have discharged its payment obligations if it remits any monies otherwise payable pursuant to this Agreement less such amounts paid or payable pursuant to Paragraph 12.3 together with payment details.

13.    Assignment

The Licensee/Purchaser may not assign or attempt to assign any right arising out of this Agreement unless the Licensee/Purchaser:

13.1   Is not in breach of this Agreement.

13.2 Ensures that the Assignee assumes all of the Licensee/Purchasers obligations under this Agreement.

13.3 Obtains the prior written approval of Licensee/Purchaser, which approval will not be unreasonably withheld.

14.  Waiver

The failure by either party at any time to insist on performance of any provision of this Agreement is not a waiver of its rights at any later time to insist on performance of that or any other provision of this Agreement.

15.   Notice

15.1 A party notifying or giving "Legal Notice" under this Agreement must notify:

      15.1.1   In writing;

      15.1.2 Addressed to the address of the recipient specified in this Agreement or as altered by notice given in accordance with this Agreement; and

      15.1.3 Hand delivered or sent by pre-paid airborne package delivery to that address.

15.2  The Legal Notice given shall be deemed received:

      15.2.1   If hand delivered, on the date of delivery; and

      15.2.2 If sent by pre-paid airborne package delivery on the date of delivery.

      15.2.3 Parties may give a courtesy notice by facsimile transmission; however, such notice shall not be Legal Notice under this agreement.

16.  Severability

The parties agree:

16.1 To apply a construction to each provision of this Agreement that creates a legal and enforceable provision.

16.2 That any legal unenforceable provisions shall be severed from this Agreement and will not affect the continued operation of the remaining provisions.

16.3 To use their best endeavors to replace any severed provision with a provision having a commercial import as close as possible to the severed provision.

17.   General

17.1 The Licensor/Seller and the Licensee/Purchaser will jointly cooperate in the fulfillment of the objectives and the terms of the agreement.

17.2. In implementing the functional and operational activities of this agreement the parties will comply with the laws of all governments and regulatory authorities which hold jurisdiction over these activities, and will jointly develop the plans and procedures which will fulfill the objectives of this agreement.

17.3 Headings are for ease of reference only and do not affect the construction of this Agreement.

17.4. This Agreement constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and there are no agreements, understandings, restrictions, representations or warranties among the parties other than those set forth herein.

17.5 If litigation be brought to enforce the terms of this Agreement by any party hereto, the prevailing party to such litigation shall be entitled to recover from the other party reasonable attorneys' fees as well as the costs of suit incurred.

17.6 This Agreement may be executed in several counterparts, and as executed shall constitute one Agreement binding upon all parties hereto, notwithstanding that all parties are not signatory to the original, or to the same counterpart.

18.  Governing Law

This Agreement is governed by and shall be interpreted in accordance with the laws of the State of Washington, USA.

19.  Entire Agreement

This Agreement, including its Exhibits and Attachments constitutes the entire agreement between the parties as to its subject matter and supersedes all prior representations and agreements in connection with that subject matter, and may only be altered in writing which is executed by the parties. The executing parties represent and warrant they have the power and authority to execute this agreement on behalf of the represented party. The warranties expressed and implied shall survive the expiration and termination of this agreement.
//
//
//
//

IN WITNESS WHEREOF THE PARTIES have executed this Agreement on the day, month and year herein before mentioned.

Licensee/Purchaser:

/s/ GLENN L. GEARHART
--------------------------------
Mr. Glenn L. Gearhart, President
AFC California, Inc.


Licensor/Seller:

/s/ WM E. AMOUR
----------------------------
Mr. William Amour, President
Amour Fiber Core, Inc.


                                   EXHIBIT A

                         EQUIPMENT SUPPLIED BY SELLER


The equipment to be supplied by Seller will be defined by purchase orders, which will be negotiated by the parties and attached to this agreement as part of this exhibit.



                                   EXHIBIT B

                        EQUIPMENT SUPPLIED BY PURCHASER

Purchaser will provide a physical site, buildings, storage areas, utility services, labor and raw materials for manufacturing.

Operational Management:
-----------------------

The Purchaser is responsible for supervision and administration of the business operations including but not limited to shipping, receiving, sales, marketing, accounting and all other activities and functions required to operate a profitable and growth oriented business. These obligations include obtaining and maintaining all licenses, permits and approvals to operate the business and to import and export supplies, equipment and products.

                                   EXHIBIT C

                        DELIVERY SCHEDULES AND PAYMENTS

Delivery of Equipment and Services:
-----------------------------------

Upon receipt of the initial purchase payment and the sublicense fee the Seller will, under individual purchase order construct and assemble the equipment and prepare the training package for delivery to the Purchaser.

During the planning phase of the Purchaser's plant the Seller will review plans and the site design and aid the Purchaser in assuring the buildings and site will accommodate the equipment. During this planning phase a representative of the Seller will visit the proposed manufacturing site for inspection and coordination.

Purchaser will provide all labor and any special equipment, including forklifts and cranes required to unload and position the equipment for installation. As equipment manufacturing and testing is completed, partial shipments will be sent and installed at Purchasers facility.

Compensation for Delivery of Equipment and Service,
--------------------------------------------------

Upon placement of each order for purchase of the manufacturing plant the Purchaser will pay Seller seventy percent (70%) of the purchase price of the equipment. The second installment of the purchase payment of fifteen percent (15%) of the purchase price is due and payable upon arrival of the equipment at the Purchaser's site. The balance of the purchase price, (15%) of the purchase price, is due and payable upon completion of operational testing of the installed equipment, and training.

Compensation for Royalty Based Sales of Products,
------------------------------------------------

Purchaser will compute the US Dollar amount of royalty payment due the Seller at the end of each month and within 20 business days of the end of the month deposit the amount into a Seller maintained bank account, which will be established for the purpose of receiving these deposits.

Purchaser will allow the Seller or his authorized representative access to the books and records of the Purchaser during business hours and upon reasonable notice. Purchaser will maintain books and records, which will accurately report sales from which Sellers royalty payments can be computed.

Seller shall receive a royalty fee equal to five percent (5%) percent of the Adjusted Gross Receipts of all products sold by the Purchaser which are based or derived form the licensed process. This royalty fee is waived as to all products, which are sold to the Seller.

                                   EXHIBIT D


                               LICENSING RIGHTS
                          (Confidential and Private)
                              (Do Not Distribute)

The sublicense right, to manufacture and sell the products which are the result of the proprietary manufacturing process is subject to the terms of the License Agreement and Plant Equipment Purchase Agreement, a non-exclusive right as to the world with the exclusion of Australia and New Zealand for all products except railroad ties and highway guard rail posts. The sales of products will remain a non-exclusive right during the term of the agreement.

                                   EXHIBIT E

COMMITMENT DATE: July 31, 1997


                    AFC CORPORATE NON-DISCLOSURE AGREEMENT

This Agreement is entered into and made effective as of the date set forth above, by and between Amour Fiber Core Inc., a Washington corporation, (hereinafter "AFC"), and the Participant identified below (hereinafter "Participant") and applies worldwide. Unless the Participant indicates that this Agreement will apply to the Participant's entire company or only to a specific division or location of a company, this Agreement will apply to the Participant.

THE PARTIES AGREE AS FOLLOWS:

1.  Confidential Information Transmittal Form.  The confidential, propriety and
    ------------------------------------------
trade secret information of the disclosing party (hereinafter "Confidential
Information") provided hereunder is   that information described in the
Confidential Information Transmittal Record ("CITR") executed from time to time hereafter. CITRs are subject to the terms of this Agreement. CITRs will be executed by the parties prior to the disclosure of Confidential Information. All information described in a CITR and marked with a "confidential", "proprietary", or similar legend, will be deemed Confidential Information. All Confidential Information received from the disclosing party will be in tangible form. To be considered Confidential Information, verbal disclosures must be reduced to writing, marked "confidential" and delivered to the receiving party within thirty (30) days. The CITR will indicate the disclosing party, a description of the Confidential Information disclosed, the names of the representatives of the parties and the date when the disclosures covered by the CITR commenced.

2.  Obligations of Receiving Party.   The receiving party will not disclose
    -------------------------------
Confidential Information to any third party without the prior written approval of the disclosing party. AFC and Participant may disclose Confidential Information as defined herein to their subsidiaries, parent and sister companies, provided each such entity agrees to the terms of this Agreement, has a need to know, and the receiving party agrees to be liable for breach of any such entity. The receiving party will maintain the Confidential Information with at least the same degree of care that the receiving party uses to protect its own confidential and proprietary information, but no less than a reasonable degrees of care under the circumstances. The receiving party will neither disclose nor copy Confidential Information except as necessary for its employees with a need to know. Any copies, which are made, will be identified as belonging to the disclosing party and marked "confidential", "proprietary" or with a similar legend.

3.  Period of Non-Assertion.  Unless a shorter period is stated in the
    ------------------------
applicable CITR, the disclosing party will not assert any claims against the
receiving party for disclosures of Confidential   Information made more that
five (5) years from the date of the CITR.

4.  Termination of Obligation of Confidentiality.  The receiving party will not
    --------------------------------------------
be liable for the disclosure of any Confidential Information, which is:

(a) in the public domain other than by a breach of this Agreement on the part of the receiving party; or
(b) rightfully received from a third party without any obligation of confidentiality; or
(c) rightfully known to the receiving party without any limitation on use or disclosure prior to its receipt from the disclosing party; or
(d)  independently developed by employees of the receiving party; or
(e) generally made available to third parties by the disclosing party without restriction on disclosure.

5.  Title.  Title or the right to possess Confidential Information as between
    ------
the parties will remain in the disclosing party.

6.  No Obligation of Disclosure.  Neither party has any obligation to disclose
    ----------------------------
Confidential Information to the other.  Either party may, at any time, (a) cease
giving Confidential Information   to the other party without any liability, and
/or (b) request in writing return of Confidential Information previously disclosed.

7.  Termination and Duty to Return.   Either party may terminate this Agreement
    -------------------------------
at any time without cause upon written notice to the other party. However, all obligations of confidentially will survive the termination of this Agreement. In the event this Agreement is terminated, and the disclosing party so requests in writing, the receiving party will promptly return or destroy (and certify destruction of) all Confidential Information which it received from the disclosing party along with all copies which it made.

8.  General Terms.
    --------------
(a) This Agreement is neither intended to nor will it be construed as creating a joint venture, partnership or other form of business association between the parties, nor an obligation to buy or sell products using or incorporating the Confidential Information, nor as creating an implied or express license grant from either party to the other.

(b) The failure of either party to enforce any right resulting from breach of any provision of this Agreement by the other party will not be deemed a waiver of any right relating to a subsequent breach of such provision or of any other right hereunder.

(c) This Agreement will be governed by the laws of the State of Washington, USA.

(d) This Agreement, any accompanying CITR and CITRs executed from to time hereafter which incorporate the terms of this Agreement, constitutes the entire agreement, written or verbal, between the parties with respect to the disclosure(s) of Confidential Information described in each CITR. This Agreement may not be amended except in a writing signed by a duly authorized representative of the respective parties. Any other agreements between the parties, including non-disclosure agreements, will not be affected by this Agreement.


AGREED:                          PARTICIPANT: /s/ AFC California Inc
AMOUR FIBER CORE INC.                        -------------------------------
1120 E. Stevens, PO Box 42           (Company Name Div., Sub, if applicable)
Sultan, WA, USA  98294                 19671 Beach Blvd Ste 403
Tel: (360) 793-0146              -------------------------------------------
Fax: (360) 793-7955                              (Address)
                                             Huntington Beach
                                 -------------------------------------------
                                 (City)
                                   CA            92648           USA
                                 -------------------------------------------
                                 (State)         (Zip)          (Country)

/s/ WM E AMOUR                   /s/ GLENN L. GEARHART
-------------------------        ---------------------------------------------
Signature (Pres. or V.P.)        Signature of Authorized Party (Pres. or V.P.)

/s/ WILLIAM E. AMOUR             /s/ GLENN L. GEARHART
--------------------------       ---------------------------------------------
Printed Name                     Printed Name

                                   EXHIBIT F

                     Definition of Adjusted Gross Receipts

                                       16